Description of Business, Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Feb. 24, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business, Basis of Presentation and Summary of Significant Accounting Policies
DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Albertsons Companies, Inc. and its subsidiaries (the "Company" or "ACI") is a food and drug retailer that, as of February 24, 2018, operated 2,318 retail food and drug stores together with 397 associated fuel centers, 23 dedicated distribution centers and 20 manufacturing facilities. The Company is composed of retail food businesses and in-store pharmacies with operations primarily located throughout the United States under the banners Albertsons, Safeway, Vons, Pavilions, Randalls, Tom Thumb, Carrs Quality Centers, Haggen, United Supermarkets, Market Street, Amigos, United Express, Sav-On, Jewel-Osco, Acme, Shaw's and Star Market, as well as meal kit company Plated based in New York City. The Company has no separate assets or liabilities other than its investments in its subsidiaries and all of its business operations are conducted through its operating subsidiaries.

Basis of Presentation and Reorganization Transactions

The Company's Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Intercompany transactions and accounts have been eliminated in consolidation for all periods presented. The Company's investments in unconsolidated affiliates are recorded using the equity method.

Prior to December 3, 2017, ACI had no material assets or operations. On December 3, 2017, Albertsons Companies, LLC ("ACL") and its parent, AB Acquisition LLC, a Delaware limited liability company ("AB Acquisition"), completed a reorganization of its legal entity structure whereby the existing equityholders of AB Acquisition each contributed their equity interests in AB Acquisition to Albertsons Investor Holdings LLC ("Albertsons Investor”), and KIM ACI, LLC ("KIM ACI”). In exchange, equityholders received a proportionate share of units in Albertsons Investor and KIM ACI, respectively. Albertsons Investor and KIM ACI then contributed all of the AB Acquisition equity interests they received to ACI in exchange for common stock issued by ACI. As a result, Albertsons Investor and KIM ACI became the parents of ACI owning all of its outstanding common stock with AB Acquisition and its subsidiary, ACL, becoming wholly-owned subsidiaries of ACI. On February 25, 2018 ACL merged with and into ACI, with ACI as the surviving corporation (such transactions, collectively, the "Reorganization Transactions"). Prior to February 25, 2018, substantially all of the assets and operations of ACI were those of its subsidiary, ACL. The Reorganization Transactions were accounted for as a transaction between entities under common control, and accordingly, there was no change in the basis of the underlying assets and liabilities. The Consolidated Financial Statements are reflective of the changes that occurred as a result of the Reorganization Transactions. Prior to February 25,2018, the Consolidated Financial Statements of ACI reflect the net assets and operations of ACL.

Significant Accounting Policies

Fiscal year: The Company's fiscal year ends on the last Saturday in February. Unless the context otherwise indicates, reference to a fiscal year of the Company refers to the calendar year in which such fiscal year commences. The Company's first quarter consists of 16 weeks, the second, third, and fourth quarters generally each consist of 12 weeks, and the fiscal year generally consists of 52 weeks.

Use of estimates: The preparation of the Company's Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting periods presented. Certain estimates require difficult, subjective or complex judgments about matters that are inherently uncertain. Actual results could differ from those estimates.

Cash and cash equivalents: Cash equivalents include all highly liquid investments with original maturities of three months or less at the time of purchase and outstanding deposits related to credit and debit card sales transactions that settle within a few days. Cash and cash equivalents related to credit and debit card transactions were $315.8 million and $312.1 million as of February 24, 2018 and February 25, 2017, respectively.

During the fourth quarter of fiscal 2016, the Company corrected the classification of certain book overdrafts resulting in an increase of $139.2 million in Cash and cash equivalents and Accounts payable. This correction in classification also resulted in an increase of $139.2 million in Net cash provided by operating activities in the Consolidated Statements of Cash Flows for the 52 weeks ended February 25, 2017. The Company has determined that the error in classification related to prior annual or interim periods is not material.

Restricted cash: Restricted cash is included in Other current assets and Other assets within the Consolidated Balance Sheets and primarily relates to surety bonds and funds held in escrow. The Company had $10.5 million and $9.9 million of restricted cash as of February 24, 2018 and February 25, 2017, respectively.

Receivables, net: Receivables consist primarily of trade accounts receivable, pharmacy accounts receivable and vendor receivables. Management makes estimates of the uncollectibility of its accounts receivable. In determining the adequacy of the allowances for doubtful accounts, management analyzes the value of collateral, historical collection experience, aging of receivables and other economic and industry factors. It is possible that the accuracy of the estimation process could be materially impacted by different judgments, estimations and assumptions based on the information considered and could result in a further adjustment of receivables. The allowance for doubtful accounts and bad debt expense were not material for any of the periods presented.

Inventories, net: Substantially all of the Company's inventories consist of finished goods valued at the lower of cost or market and net of vendor allowances.

As of February 24, 2018 and February 25, 2017, approximately 86.1% and 87.4%, respectively, of the Company's inventories were valued under the last-in, first-out ("LIFO") method. The Company primarily uses the retail inventory or the item-cost method to determine inventory cost before application of any LIFO adjustment. Under the retail inventory method, inventory cost is determined, before the application of any LIFO adjustment, by applying a cost-to-retail ratio to various categories of similar items to the retail value of those items. Under the item-cost method, the most recent purchase cost is used to determine the cost of inventory before the application of any LIFO adjustment. Replacement or current cost was higher than the carrying amount of inventories valued using LIFO by $117.1 million and $114.1 million as of February 24, 2018 and February 25, 2017, respectively. During fiscal 2017, inventory quantities in certain LIFO layers were reduced. These reductions resulted in a liquidation of LIFO inventory quantities carried at lower costs prevailing in prior years as compared with the cost of fiscal 2017 purchases. As a result, cost of sales decreased by $16.7 million in fiscal 2017. Liquidations of LIFO layers during fiscal 2016 and fiscal 2015 did not have a material effect on the results of operations. Cost for the remaining inventories, which represents perishable and fuel inventories, was determined using the most recent purchase cost, which approximates the first-in, first-out ("FIFO") method. Perishables are counted every four weeks and are carried at the last purchased cost which approximates FIFO cost. Fuel inventories are carried at the last purchased cost, which approximates FIFO cost. The Company records inventory shortages based on actual physical counts at its facilities and also provides allowances for inventory shortages for the period between the last physical count and the balance sheet date.

Property and equipment, net: Property and equipment is recorded at cost or fair value for assets acquired as part of a business combination, and depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Estimated useful lives are generally as follows: buildings - seven to 40 years; leasehold improvements - the shorter of the remaining lease term or ten to 20 years; fixtures and equipment - three to 15 years; and specialized supply chain equipment - six to 25 years.

Assets under capital leases are recorded at the lower of the present value of the future minimum lease payments or the fair value of the asset and are amortized on the straight-line method over the lesser of the lease term or the estimated useful life. Interest capitalized on property under construction was immaterial for all periods presented.

Impairment of long-lived assets: The Company regularly reviews its individual stores' operating performance, together with current market conditions, for indicators of impairment. When events or changes in circumstances indicate that the carrying value of the individual store's assets may not be recoverable, its future undiscounted cash flows are compared to the carrying value. If the carrying value of store assets to be held and used is greater than the future undiscounted cash flows, an impairment loss is recognized to record the assets at fair value. For property and equipment held for sale, the Company recognizes impairment charges for the excess of the carrying value plus estimated costs of disposal over the fair value. Fair values are based on discounted cash flows or current market rates. These estimates of fair value can be significantly impacted by factors such as changes in the current economic environment and real estate market conditions. Long-lived asset impairments are recorded as a component of Selling and administrative expenses.

Lease exit costs: The Company records a liability for costs associated with closures of retail stores, distribution centers and other properties that are no longer utilized in current operations. For properties that have closed and are under long-term lease agreements, the present value of any remaining liability under the lease, net of estimated sublease recovery and discounted using credit adjusted risk-free rates, is recognized as a liability and charged to Selling and administrative expenses. These lease liabilities are usually paid over the lease terms associated with the property. Adjustments to lease exit reserves primarily relate to changes in subtenant income or actual exit costs that differ from original estimates. Lease exit reserves for closed properties are included as a component of Other current liabilities and Other long-term liabilities.

Intangible assets, net: The Company reviews finite-lived intangible assets for impairment in accordance with its policy for long-lived assets. The Company reviews intangible assets with indefinite useful lives and tests for impairment annually on the first day of the fourth quarter and also if events or changes in circumstances indicate the occurrence of a triggering event. The review consists of comparing the estimated fair value of the cash flows generated by the asset to the carrying value of the asset. Intangible assets with indefinite useful lives consist of restricted covenants and liquor licenses. Intangible assets with finite lives consist primarily of trade names, naming rights, customer prescription files, internally developed software and beneficial lease rights. Intangible assets with finite lives are amortized on a straight-line basis over an estimated economic life ranging from five to 40 years. Beneficial lease rights and unfavorable lease obligations are recorded on acquired leases based on the differences between the contractual rents for the remaining lease terms under the respective lease agreement and prevailing market rents for the related geography as of the lease acquisition date. Beneficial lease rights and unfavorable lease obligations are amortized over the lease term using the straight-line method.

Business combination measurements: In accordance with applicable accounting standards, the Company estimates the fair value of acquired assets and assumed liabilities as of the acquisition date of business combinations. These fair value adjustments are input into the calculation of goodwill related to the excess of the purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in the acquisition.

The fair value of assets acquired and liabilities assumed are determined using market, income and cost approaches from the perspective of a market participant. The fair value measurements can be based on significant inputs that are not readily observable in the market. The market approach indicates value for a subject asset based on available market pricing for comparable assets. The market approach used includes prices and other relevant information generated by market transactions involving comparable assets, as well as pricing guides and other sources. The income approach indicates value for a subject asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used for certain assets for which the market and income approaches could not be applied due to the nature of the asset. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the asset, adjusted for obsolescence, whether physical, functional or economic.
Goodwill: The Company reviews goodwill for impairment annually on the first day of its fourth quarter and also if events or changes in circumstances indicate the occurrence of a triggering event. The Company reviews goodwill for impairment by initially considering qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill, as a basis for determining whether it is necessary to perform a quantitative analysis. If it is determined that it is more likely than not that the fair value of reporting unit is less than its carrying amount, a quantitative analysis is performed to identify goodwill impairment. If it is determined that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, it is unnecessary to perform a quantitative analysis. The Company may elect to bypass the qualitative assessment and proceed directly to performing a quantitative analysis.
Beginning on the first day of fiscal 2017, the Company prospectively adopted accounting guidance that simplifies goodwill impairment testing. For additional information, see Recently adopted accounting standards below. Also see Note 5 - Goodwill and intangible assets for additional information related to the Company's goodwill and related impairment testing.

Investment in unconsolidated affiliates: The Company records equity in earnings from unconsolidated affiliates in Other expense (income). Income from unconsolidated affiliates, excluding losses related to the disposal of the Company's investment in Casa Ley, S.A de C.V. ("Casa Ley"), was $13.3 million, $17.5 million, and $14.4 million in fiscal 2017, fiscal 2016, and fiscal 2015, respectively.

El Rancho: On November 16, 2017, the Company acquired an equity interest in Mexico Foods Parent LLC and La Fabrica Parent LLC ("El Rancho"), a Texas-based specialty grocer with 16 stores, for $100.0 million purchase consideration, consisting of $70.0 million in cash and $30.0 million of equity in the Company. The investment represents a 45% ownership interest in El Rancho which the Company is accounting for under the equity method. The Company has the option to acquire the remaining 55% of El Rancho at any time until six months after the delivery of El Rancho's financial results for the fiscal year ended December 31, 2021. If the Company elects to exercise the option to acquire the remaining equity of El Rancho, the price to be paid will be calculated using a predetermined market-based formula.

Casa Ley: During the fourth quarter of fiscal 2017, the Company sold its equity method investment in Casa Ley to Tenedora CL del Noroeste, S.A. de C.V. for $6.5 billion Mexican pesos (approximately $348 million in US dollars). In connection with the sale, the Company recorded a loss, net of $25.0 million in the third quarter of fiscal 2017, which is included in Other expense (income), driven by the change in the fair value of the assets held for sale and the change in fair value of the related Casa Ley contingent value rights ("CVRs"). Net proceeds from the sale were used to distribute approximately $222 million in cash (or approximately $0.934 in cash per Casa Ley CVR) pursuant to the terms of the Casa Ley CVR agreement.

Company-Owned life insurance policies ("COLI"): The Company has COLI policies that have a cash surrender value. The Company has loans against these policies. The Company has no intention of repaying the loans prior to maturity or cancellation of the policies. Therefore, the Company offsets the cash surrender value by the related loans. As of February 24, 2018 and February 25, 2017, the cash surrender values of the policies were $170.9 million and $185.1 million, and the balances of the policy loans were $103.4 million and $114.4 million, respectively. The net balance of the COLI policies is included in Other assets.

Interest rate risk management: The Company has entered into several interest rate swap contracts ("Swaps") to hedge against the variability in cash flows relating to interest payments on its outstanding variable rate term debt. Swaps are recognized in the Consolidated Balance Sheets at fair value. Changes in the fair value of Swaps designated as "cash flow" hedges, to the extent the hedges are highly effective, are recorded in Other comprehensive income (loss), net of income taxes. Ineffective portions of cash flow hedges, if any, are recognized in current period earnings. Other comprehensive income (loss) is reclassified into current period earnings when the hedged transaction affects earnings. The Company assesses, both at the inception of the hedge and on an ongoing basis, whether derivatives used as hedging instruments are highly effective in offsetting the changes in the fair value or cash flow of the hedged items. If it is determined that a derivative is not highly effective as a hedge or ceases to be highly effective, the Company discontinues hedge accounting prospectively.

Energy contracts: The Company has entered into contracts to purchase electricity and natural gas at fixed prices for a portion of its energy needs. The Company expects to take delivery of the electricity and natural gas in the normal course of business. Contracts that qualify for the normal purchase exception under derivatives and hedging accounting guidance are not recorded at fair value. Energy purchased under these contracts is expensed as delivered. The Company also manages its exposure to changes in diesel prices utilized in the Company's distribution process through the use of short-term heating oil derivative contracts. These contracts are economic hedges of price risk and are not designated or accounted for as hedging instruments for accounting purposes. Changes in the fair value of these instruments are recognized in earnings.

Self-Insurance liabilities: The Company is primarily self-insured for workers' compensation, property, automobile and general liability. The self-insurance liability is undiscounted and determined actuarially, based on claims filed and an estimate of claims incurred but not yet reported. The Company has established stop-loss amounts that limit the Company's further exposure after a claim reaches the designated stop-loss threshold. Stop-loss amounts for claims incurred for the years presented range from $0.5 million to $5.0 million per claim, depending upon the type of insurance coverage and the year the claim was incurred. In determining its self-insurance liabilities, the Company performs a continuing review of its overall position and reserving techniques. Since recorded amounts are based on estimates, the ultimate cost of all incurred claims and related expenses may be more or less than the recorded liabilities.
The Company has deposits with its insurers to fund workers' compensation, automobile and general liability claims payments. The Company had $13.1 million and $14.9 million of deposits for its workers' compensation and automobile liability claims as of February 24, 2018 and February 25, 2017, respectively, included in Other assets. The Company has reinsurance receivables of $21.7 million and $26.0 million recorded within Receivables, net and $62.4 million and $50.0 million recorded within Other assets as of February 24, 2018 and February 25, 2017, respectively. The self-insurance liabilities and related reinsurance receivables are recorded gross.

Changes in self-insurance liabilities consisted of the following (in millions):

	February 24, 2018	February 25, 2017
Beginning balance	$1,264.9	$1,320.8
Expense	314.4	281.7
Claim payments	(287.6)	(279.6)
Other reductions (1)	(74.0)	(58.0)
Ending balance	1,217.7	1,264.9
Less current portion	(296.0)	(293.3)
Long-term portion	$921.7	$971.6
(1) Primarily reflects the systematic adjustments to the fair value of assumed self-insurance liabilities from acquisitions and actuarial adjustments for claims experience.

Deferred rents: The Company recognizes rent holidays from the period of time the Company has possession of the property, as well as tenant allowances and escalating rent provisions, on a straight‑line basis over the expected term of the operating lease. The expected term may also include the exercise of renewal options if such exercise is determined to be reasonably assured and is used to determine whether the lease is capital or operating. Deferred rents are included in Other current liabilities and Other long-term liabilities.

Deferred gains on leases: The Company may receive up-front funds upon sublease or assignment of existing leases. Deferred gains related to subleases and assignments as of February 24, 2018 and February 25, 2017 were $13.9 million and $14.4 million, respectively, recorded in Other current liabilities, and $58.6 million and $72.7 million, respectively, recorded in Other long-term liabilities. These proceeds are amortized on a straight-line basis over an estimated sublease term.

In addition, deferred gains have been recorded in connection with several sale-leaseback transactions and are recognized over the lives of the leases. The current portion of deferred gains related to sale-leaseback transactions was $62.4 million and $44.7 million as of February 24, 2018 and February 25, 2017, respectively, recorded in Other current liabilities, with the long-term portion of $482.2 million and $194.7 million as of February 24, 2018 and February 25, 2017, respectively, recorded in Other long-term liabilities. Amortization of deferred gains related to sale-leaseback transactions was $50.3 million, $37.0 million and $12.7 million in fiscal 2017, 2016 and 2015, respectively, and was recorded as a component of Selling and administrative expenses.

Benefit plans and Multiemployer plans: Substantially all of the Company's employees are covered by various contributory and non-contributory pension, profit sharing, or 401(k) plans, in addition to dedicated defined benefit plans for Safeway, Shaw's and United employees. Certain employees participate in a long-term retention incentive bonus plan. The Company also provides certain health and welfare benefits, including short-term and long-term disability benefits to inactive disabled employees prior to retirement.

The Company recognizes a liability for the under-funded status of the defined benefit plans as a component of Other long-term liabilities. Actuarial gains or losses and prior service costs or credits are recorded within Other comprehensive income (loss). The determination of the Company's obligation and related expense for its sponsored pensions and other post-retirement benefits is dependent, in part, on management's selection of certain actuarial assumptions in calculating these amounts. These assumptions include, among other things, the discount rate and expected long-term rate of return on plan assets.

Most union employees participate in multiemployer retirement plans under collective bargaining agreements, unless the collective bargaining agreement provides for participation in plans sponsored by the Company. Pension expense for the multiemployer plans is recognized as contributions are funded.

See Note 12 - Employee benefit plans and collective bargaining agreements for additional information.

Revenue recognition: Revenues from the sale of products are recognized at the point of sale to the customer, net of returns and sales tax. Discounts provided to customers by the Company at the time of sale are recognized as a reduction in sales as the products are sold. Discounts provided to customers by vendors, usually in the form of coupons, are not recognized as a reduction in sales, provided the coupons are redeemable at any retailer that accepts coupons. The Company recognizes revenue and records a corresponding receivable from the vendor for the difference between the sales prices and the cash received from the customer. The Company records a deferred revenue liability when it sells its own proprietary gift cards. The Company records a sale when the customer redeems the gift card. The gift cards do not expire. The Company reduces the liability and records revenue for the unused portion of gift cards ("breakage") after two to five years, the period at which redemption is considered remote. Breakage amounts were immaterial for fiscal 2017, 2016 and 2015.

Cost of sales and vendor allowances: Cost of sales includes, among other things, purchasing, inbound freight costs, product quality testing costs, warehousing costs, internal transfer costs, advertising costs, private label program costs, and strategic sourcing program costs.

The Company receives vendor allowances or rebates ("Vendor Allowances") for a variety of merchandising initiatives and buying activities. The terms of the Company's Vendor Allowances arrangements vary in length but are primarily expected to be completed within a quarter. The Company records Vendor Allowances as a reduction of Cost of sales when the associated products are sold. Vendor Allowances that have been earned as a result of completing the required performance under terms of the underlying agreements but for which the product has not yet been sold are recognized as reductions of inventory. The reduction of inventory for these Vendor Allowances was $60.6 million and $72.2 million as of February 24, 2018 and February 25, 2017, respectively.

Advertising costs are included in Cost of sales and are expensed in the period the advertising occurs. Cooperative advertising funds are recorded as a reduction of Cost of sales when the advertising occurs. Advertising costs were $497.5 million, $502.4 million and $475.8 million, net of cooperative advertising allowances of $81.1 million, $71.9 million and $36.2 million for fiscal 2017, 2016 and 2015, respectively.

Selling and administrative expenses: Selling and administrative expenses consist primarily of store and corporate employee-related costs such as salaries and wages, health and welfare, workers' compensation and pension benefits, as well as marketing and merchandising, rent, occupancy and operating costs, amortization of intangibles and other administrative costs.

Income taxes: Prior to the Reorganization Transactions, ACL was organized as a limited liability company, wholly owned by its parent, AB Acquisition. As such, income taxes in respect of these operations are payable by the equity members of AB Acquisition. Entity-level federal and state taxes were provided on ACL's Subchapter C corporation subsidiaries, and state income taxes on its limited liability company subsidiaries where applicable. Upon completion of the Reorganization Transactions, all of the operating subsidiaries became subsidiaries of Albertsons Companies Inc., with all operations taxable as part of a consolidated group for federal and state income tax purposes. In connection with the Reorganization Transactions, in the fourth quarter of fiscal 2017, the Company recorded deferred income taxes on operations held by limited liability companies and previously taxed to the equity members. The Company's loss before taxes is primarily from domestic operations.

Deferred taxes are provided for the net tax effects of temporary differences between the financial reporting and income tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances are established where management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company reviews tax positions taken or expected to be taken on tax returns to determine whether and to what extent a tax benefit can be recognized. The Company evaluates its positions taken and establishes liabilities in accordance with the applicable accounting guidance for uncertain tax positions. The Company reviews these liabilities as facts and circumstances change and adjusts accordingly. The Company recognizes any interest and penalties associated with uncertain tax positions as a component of Income tax expense.

The Company is contractually indemnified by SuperValu for any tax liability of New Albertsons L.P. ("NALP") arising from tax years prior to the NALP acquisition. The Company is also contractually obligated to pay SuperValu any tax benefit it receives in a tax year after the NALP acquisition as a result of an indemnification payment made by SuperValu. An indemnification asset and liability, where necessary, has been recorded to reflect this arrangement.

Segments: The Company and its subsidiaries operate food and drug retail stores that offer grocery products, general merchandise, health and beauty care products, pharmacy, fuel, and other items and services. The Company's retail operating divisions are geographically based, have similar economic characteristics and similar expected long-term financial performance and are reported in one reportable segment. The Company's operating segments and reporting units are its 13 divisions, which have been aggregated into one reportable segment. Each reporting unit constitutes a business for which discrete financial information is available and for which management regularly reviews the operating results. Across all operating segments, the Company operates primarily one store format. Each store offers the same general mix of products with similar pricing to similar categories of customers, has similar distribution methods, operates in similar regulatory environments and purchases merchandise from similar or the same vendors.
The following table represents sales revenue by type of similar product (in millions):

	Fiscal 2017		Fiscal 2016		Fiscal 2015
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Non-perishables (1)	$26,522.0	44.3%	$26,699.2	44.7%	$26,283.9	44.8%
Perishables (2)	24,583.7	41.0%	24,398.5	40.9%	23,661.4	40.3%
Pharmacy	5,002.6	8.3%	5,119.2	8.6%	5,073.0	8.6%
Fuel	3,104.6	5.2%	2,693.4	4.5%	2,954.8	5.0%
Other (3)	711.7	1.2%	767.9	1.3%	760.9	1.3%
Total	$59,924.6	100.0%	$59,678.2	100.0%	$58,734.0	100.0%
(1) Consists primarily of general merchandise, grocery, and frozen foods.
(2) Consists primarily of produce, dairy, meat, deli, floral, and seafood.
(3) Consists primarily of lottery and various other commissions, and other miscellaneous income.

Recently Adopted Accounting Standards: In January 2017, the Financial Accounting Standards Board ("FASB”) issued Accounting Standards Update ("ASU”) 2017-04, "Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment." The ASU simplifies the interim or annual goodwill impairment test. The ASU is effective for public entities for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company has elected to early adopt this ASU beginning the first day of fiscal 2017. Under the new ASU, Step 2 of the goodwill impairment test is eliminated. Instead, the Company performed its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. A resulting impairment charge should be recognized for the amount that the carrying amount exceeds the reporting unit’s fair value.

Recently Issued Accounting Standards: In May 2014, the FASB issued ASU 2014-09, "Revenue from Contracts with Customers" (Topic 606). The core principle of the ASU is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: 1) identify the contract(s) with a customer, 2) identify the performance obligations in the contract, 3) determine the transaction price, 4) allocate the transaction price to the performance obligations in the contract, and 5) recognize revenue when (or as) the entity satisfies a performance obligation. The Company plans to adopt this ASU in the first quarter of fiscal 2018 on a modified retrospective basis, including implementing changes to processes and controls to comply with the new revenue recognition and disclosure requirements. The adoption of this ASU will not have a material effect on the Company's Consolidated Financial Statements. Arrangements where the Company has determined it acts as a principal versus an agent in certain third-party arrangements are expected to remain relatively unchanged upon adoption. While not material, the implementation will impact the timing of revenue recognition related to the unredeemed portion of Company-issued gift cards, which will be recognized in proportion to customer redemptions of the gift cards, rather than waiting until the likelihood of redemption becomes remote.

In February 2016, the FASB issued ASU 2016-02, "Leases (Topic 842)". The ASU will require organizations that lease assets to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases. The new guidance will require both classifications of leases, operating and capital, to be recognized on the balance sheet. Consistent with current GAAP, the recognition, measurement and presentation of expenses and cash flows arising from a lease will depend on its classification. The ASU also will require disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. The Company plans to adopt this guidance in the first quarter of fiscal 2019. The adoption of this ASU will result in the recognition of significant right-of-use assets and lease liabilities in the Company’s Consolidated Balance Sheets. The Company has formed a dedicated project team and developed a comprehensive multi-stage project plan to assess and implement this ASU. This assessment includes reviewing all forms of leases, analyzing practical expedients and leveraging a technology solution in implementing the new ASU. This assessment is ongoing, including the assessment of other potential impacts of this ASU on the Consolidated Financial Statements and disclosures.

In March 2017, the FASB issued ASU 2017-07, "Compensation—Retirement Benefits (Topic 715)—Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost". This ASU requires an employer to report the service cost component of net pension and post-retirement expense in the same line as other compensation costs from services rendered by employees during the period. Other components of net pension and post-retirement expense are required to be presented in the income statement separately from the service cost component and outside of operating income. While the adoption of this ASU will not result in a change to income before taxes, operating income will be impacted as the non-service cost components of net pension and post-retirement expense will be excluded from that subtotal. The ASU will take effect for public entities for annual reporting periods beginning after December 15, 2017, including interim periods within those annual periods. The update should be applied retrospectively for the presentation of service cost and other components of net pension and post-retirement expense in the income statement, and prospectively for the capitalization of service cost. The Company plans to adopt this guidance in the first quarter of fiscal 2018. The adoption of this guidance is not expected to have a material impact on the Company’s Consolidated Financial Statements.

In February 2018, the FASB issued ASU 2018-02, "Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income". This ASU amends ASC 220, "Income Statement - Reporting Comprehensive Income", to allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Act. In addition, under the ASU, the Company may be required to provide certain disclosures regarding stranded tax effects. The ASU will take effect for public entities for annual reporting periods beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect of the standard on its Consolidated Financial Statements.